Advances for Vessels Under Construction and Acquisitions and Other Vessel Costs	12 Months Ended
Dec. 31, 2011
Advances for Vessels under Construction and Acquisitions and Other Vessel Costs [Abstract]
Advances for Vessel Acquisitions and Other Vessel Costs

4.       Advances for Vessel Acquisitions and Other Vessel Costs

On December 19, 2011, Rongerik and Utirik, entered into two memoranda of agreement with an unrelated third party company, to acquire the 3,739 TEU capacity container vessels m/v “Cap San Marco” and m/v “Cap San Raphael”, respectively, for the purchase price of $33.0 million, each. On December 20, 2011, the Company paid a 10% advance for each vessel, amounting to $3.3 million, each. The balance of the purchase price was paid in February 2012, when the vessels were delivered (Notes 7(c) and 14(b)).

Each of the two vessels is chartered back to the seller for a period of about 36 months at $22,750 net per day per vessel for the first twelve months, $22,850 net per day per vessel for the second twelve months and for $23,250 net, per day per vessel for the final twelve months.

As at December 31, 2010, there were no advances for vessel acquisitions. As at December 31, 2011, the amount presented in the accompanying consolidated balance sheet is analyzed as follows:

2011
Advances for vessel acquisitions	6,600,000
Other related costs	34,239
6,634,239